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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): December 20, 2001

                                US UNWIRED INC.
             (Exact name of registrant as specified in its charter)

         Louisiana                 000-22003              72-1457316
      (State or other       (Commission File Number)     (IRS Employer
       jurisdiction                                 Identification Number)
     of incorporation

         901 Lakeshore Drive                              70602
       Lake Charles, Louisiana                         (Zip code)
   (Address of principal executive
              offices)

                                 (337) 436-9000
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)


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Item 5. Other Events

   On December 20, 2001, US Unwired Inc. and IWO Holdings, Inc. issued a joint press release announcing that they have entered into a definitive agreement under which US Unwired will acquire all of the outstanding shares of IWO Holdings. The Press Release is filed herewith as exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

   (c) Exhibits

 Exhibit
   No.                               Description
 -------                             -----------
  99.1   Joint Press Release dated December 20, 2001 announcing a definitive agreement for US Unwired Inc. to acquire IWO Holdings, Inc.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          US Unwired Inc. (Registrant)

                                                   /s/ Jerry E. Vaughn
Date: December 21, 2001                   By: _________________________________
                                             Name:Jerry E. Vaughn
                                             Title: Chief Financial Officer

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

                                 EXHIBIT INDEX

 Exhibit
   No.                               Description
 -------                             -----------
  99.1   Joint Press Release dated December 20, 2001 announcing a definitive agreement for US Unwired Inc. to acquire IWO Holdings, Inc.

                                       4